EXHIBIT 99.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended June 30, 2002, I, F. Edward Gustafson, Chairman, Chief Executive Officer and President of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended June 30, 2002, fairly represents, in all material respects, the financial condition and results of operations of Viskase Companies, Inc.





                             /s/
                             -----------------------------------------------
                             F. Edward Gustafson
                             Chairman, Chief Executive Officer and President

                                                               EXHIBIT 99.2

               CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended June 30, 2002, I, Gordon S. Donovan, Vice President and Chief Financial Officer of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended June 30, 2002, fairly represents, in all material respects, the financial condition and results of operations of Viskase Companies, Inc.





                             /s/
                             -----------------------------------------------
                             Gordon S. Donovan
                             Vice President and Chief Financial Officer